AMENDMENT NO. 1 TO THE

ALPHARMA INC. 2005 SUPPLEMENTAL SAVINGS PLAN

The Alpharma Inc. 2005 Supplemental Savings Plan (the "Plan") is hereby amended effective as of the dates indicated below, as follows:

    Effective January 1, 2006, the Introduction to the Plan is hereby amended by adding the following to the end thereof:

    "No employee shall become a Participant in the Plan after December 31, 2005. Participants are no longer permitted to elect to defer Compensation effective as of the first payroll period ending in 2006."

    Effective January 1, 2006, Section 2.1 of the Plan is hereby amended by adding the following to the end thereof:

    "No employee shall become a Participant in the Plan after December 31, 2005."

    Effective January 1, 2006, Section 3.1(c) of the Plan is hereby amended by adding the following to the end thereof:

    "All Compensation Deferral Elections made prior to December 31, 2005 shall be revoked with respect to compensation paid after the last payroll period ending in 2005."

    Effective January 1, 2006, Section 3.1(d) of the Plan is hereby amended by adding the following to the end thereof:

    "All Payment Elections made prior to December 31, 2005 shall be revoked."

    Effective January 1, 2005, Section 3.2 of the Plan is hereby amended by deleting the phrase "under the Savings Plan".

    Effective January 1, 2006, Section 3.3 of the Plan is hereby amended by adding the following to the end thereof:

    "No Company Matching Contributions shall be made to the Plan with respect to compensation paid after the last payroll period ending in 2005."

    Effective October 17, 2005, Article V of the Plan is hereby amended by adding the following to the end thereof:

"Notwithstanding the foregoing, Participants (i) whose employment is transferred from the controlled group that includes the Company to the controlled group that includes Actavis Group hf. on or about December 16, 2005, or (ii) who are employees involuntarily terminated as a result of the sale of the Company's generics business, shall become one-hundred (100%) vested in their Company Matching Contribution Accounts."

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